Total Capital and Net (Loss) Income Per Unit	9 Months Ended
Sep. 30, 2017
Equity [Abstract]
Total Capital and Net (Loss) Income Per Unit
Total Capital and Net (Loss) Income Per Unit

At September 30, 2017, approximately 68.3% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership's 5.0 million outstanding 9.00% Series A Cumulative Redeemable Perpetual Preferred Units (or the Series A Preferred Units) are held by the public. In October 2017, the Partnership issued 6.8 million Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Units (or Series B Preferred Units) (see Note 16c).

Net (Loss) Income Per Common Unit

Limited partners' interest in net (loss) income per common unit is determined by dividing (a) net (loss) income, after deducting the amount of net income attributable to the non-controlling interest, the General Partner’s interest and the distributions on the Series A Preferred Units by (b) the weighted-average number of common units outstanding during the period. The computation of limited partners’ interest in net income per common unit - diluted assumes the exercise of all dilutive restricted units using the treasury stock method. The computation of limited partners’ interest in net loss per common unit - diluted does not assume such exercises as the effect would be anti-dilutive. The distributions payable on the Series A Preferred Units for the three and nine months ended September 30, 2017 were $2.8 million and $8.3 million, respectively (three and nine months ended September 30, 2016 – $nil).

The General Partner’s and common unitholders’ interests in net (loss) income are calculated as if all net (loss) income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner is entitled to incentive distributions if the amount the Partnership distributes to common unitholders with respect to any quarter exceeds specified target levels. Unlike available cash, net (loss) income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains or losses.

During the three and nine months ended September 30, 2017 and 2016, cash distributions were below $0.4625 per common unit and, consequently, the assumed distribution of net (loss) income was based on the limited partners' and General Partner’s ownership percentage for purposes of the net (loss) income per common unit calculation. For more information on the increasing percentages used to calculate the General Partner’s interest in net (loss) income, please refer to the Partnership’s Annual Report on Form 20-F for the year ended December 31, 2016.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.